Exhibit 10.2

Execution Version

AMENDMENT NO. 7

TO

CREDIT AGREEMENT

This AMENDMENT NO. 7 TO CREDIT AGREEMENT (this “Amendment”) is made as of October 27, 2025, by and among CL HOLDINGS, LLC, a Georgia limited liability company (“CL Holdings”), JEFFERSON CAPITAL SYSTEMS, LLC, a Georgia limited liability company (“JCap”), JC INTERNATIONAL ACQUISITION, LLC, a Georgia limited liability company (“JCIA”), CFG CANADA FUNDING, LLC, a Delaware limited liability company (“CFG” and, together with CL Holdings, JCap and JCIA, the “Borrowers”), the Guarantors signatory hereto, the Extending Lenders (as defined below), the Non-Extending Lenders (as defined below) and CITIZENS BANK, N.A., as administrative agent (the “Administrative Agent”).

RECITALS:

A.The Borrowers, the Administrative Agent and the Lenders (as such term is defined in the Existing Credit Agreement (as defined below)) are party to that certain Credit Agreement dated as of May 21, 2021 (as amended by Amendment No. 1 to Credit Agreement dated as of December 28, 2021, Amendment No. 2 to Credit Agreement dated as of February 28, 2022, Amendment No. 3 to Credit Agreement, dated as of April 26, 2023, Amendment No. 4 to Credit Agreement, dated as of September 29, 2023, Amendment No. 5 to Credit Agreement, dated as of June 3, 2024, and Amendment No. 6 to Credit Agreement, dated as of November 13, 2024, the “Existing Credit Agreement”; and the Lenders party to the Existing Credit Agreement, the “Existing Lenders”). The Existing Credit Agreement, as amended by this Amendment, is referred to as the “Amended Credit Agreement”. Capitalized terms used in this Amendment that are not otherwise defined in this Amendment have the respective meanings set forth in the Amended Credit Agreement.

B.The Borrowers have requested that the Existing Credit Agreement be amended to, among other things, (i) increase the Aggregate Commitment to $1,000,000,000, (ii) extend the Facility Termination Date, (iii) reduce the Applicable Margin and (iv) make certain other changes to the Existing Credit Agreement.

C.Subject to the terms and conditions hereinafter set forth, (i) each Lender identified in Exhibit B hereto and signatory hereto (the “Extending Lenders” and each, an “Extending Lender”) is willing to provide the USD Commitment, Foreign Currency Commitment, as applicable, and Aggregate Commitment set forth opposite its name in Exhibit B attached hereto and has approved and agreed to the Amended Credit Agreement, and (ii) the Existing Lenders that are not identified in Exhibit B (the “Non-Extending Lenders”) are being replaced on the Seventh Amendment Effective Date (as defined below) in accordance with the terms hereof and Section 12.6 of the Existing Credit Agreement.

AGREEMENTS:

IN CONSIDERATION of the premises and mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Amended Credit Agreement.  Subject to Section 2 hereof and in accordance with Sections 2.1.2, 2.17.2. 2.17.9 and 8.2 of the Existing Credit Agreement, (a) the Existing Credit Agreement and Schedule 1.1 (Certain Defined Terms) thereto are hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and adding the blue underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A attached hereto and (b) Schedule 2.1 (Commitments) to the Existing Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.1 attached hereto as Exhibit B.

2.Conditions to Effectiveness.  This Amendment shall become effective on the date on which the following conditions have been satisfied (or waived) (the “Seventh Amendment Effective Date”):

(a)Counterparts.  The Administrative Agent shall have received counterparts to this Amendment duly executed and delivered by each Loan Party, each Extending Lender and each Non-Extending Lender.

(b)Secretary’s Certificate.  The Administrative Agent shall have received a certificate of the secretary (or other appropriate representative) of each Loan Party with certified copies of the following: (i) its organizational documents (or equivalent), (ii) its operating agreement or bylaws (or equivalent), (iii) resolutions of its governing body authorizing the execution, delivery and performance by such party of this Amendment and the other Loan Documents to which such Person is a party, and (iv) the names of the officer or officers of such entity authorized to sign this Amendment and the other Loan Documents to which such Loan Party is a party, together with a sample of the true signature of each such officer.

(c)Good Standing Certificates.  The Administrative Agent shall have received certificates of good standing, existence or equivalent with respect to each Loan Party, certified as of an acceptable date by the appropriate governmental authorities of the jurisdiction of incorporation or organization.

(d)Search Results.  UCC, federal and state tax lien, pending litigation, judgment, lien and bankruptcy searches for each Loan Party.

(e)KYC.  To the extent requested at least five Business Days prior to the Seventh Amendment Effective Date, each Extending Lender shall have received, (i) all documentation and information of each Loan Party required under applicable “know your customer” and anti-money laundering rules and regulations, including by the USA PATRIOT ACT and (ii) for each Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, customary beneficial ownership certification in respect of each such Loan Party.

(f)Solvency Certificate; Financial Officer Certificate. The Administrative Agent shall have received (i) a solvency certificate dated the Seventh Amendment Effective Date from an Authorized Officer of Borrower Representative certifying as to the solvency of Holdings and its Subsidiaries on a consolidated basis after giving effect to the transactions contemplated by this Amendment, and (ii) a certificate dated the Seventh Amendment Effective Date signed by an Authorized Officer of Borrower Representative certifying as to the matters set forth in Sections 2(i) and 3(b) of this Amendment.

(g)Legal Opinions.  The Administrative Agent shall have received customary legal opinions from New York and Georgia counsel to the Loan Parties with respect to such customary matters as the Administrative Agent may reasonably request.

(h)Fees; Expenses.  Payment of (i) [reserved], (ii) the Seventh Amendment Fee (as defined below) in accordance with Section 4 of this Amendment, (iii) all accrued and unpaid non-use fees due and payable to Non-Extending Lenders in respect of the period from October 1, 2025, through and including the Seventh Amendment Effective Date, (iv) all fees due and payable on the Seventh Amendment Effective Date pursuant to the Seventh Amendment Fee Letter, and (v) all expenses, including fees and disbursements of Cahill Gordon & Reindel LLP, invoiced at least one Business Day prior to the Seventh Amendment Effective Date, in accordance with a funds flow reasonably satisfactory to the Administrative Agent and the Borrowers.

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(i)No Default. Before and after giving effect to this Amendment, no Default or Unmatured Default shall exist.

3.Representations and Warranties. By its execution of this Amendment, each Borrower represents and warrants to the Administrative Agent and the Extending Lenders that, as of the Seventh Amendment Effective Date:

(a)The execution and delivery by the Borrowers of this Amendment and any other Loan Document required to be executed and/or delivered by the Borrower by the terms of this Amendment, and the performance of its obligations hereunder and thereunder, have been duly authorized by all necessary company/corporate action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (except for any consents which have been obtained and are in effect), and do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Borrower’s organizational documents, or, except as would not reasonably be expected to result in a Material Adverse Effect any material agreement binding on or applicable to the Borrower or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Borrower or of any of its property.

(b)After giving effect to this Amendment, the representations and warranties contained in Article 5 of the Credit Agreement and in each other Loan Document are true and correct in all material respects; provided that to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c)After giving effect to this Amendment, no Default or Unmatured Default exists.

(d)After giving effect to any Advances made on the Seventh Amendment Effective Date, the Aggregate Credit Exposure will not exceed the Loan Limit.

(e)No event has occurred which would reasonably be expected to have a Material Adverse Effect.

4.Amendment Fee.  As consideration for the agreements of each Existing Lender set forth herein, the Borrowers shall pay to Administrative Agent, for the account of each Existing Lender party hereto, an amendment fee (the “Seventh Amendment Fee”) in an amount equal to such Existing Lender’s Proportionate Share (as defined below) of an aggregate amount of $2,606,297.93.  The Seventh Amendment Fee shall be fully earned and due and payable in full in immediately available funds on the Seventh Amendment Effective Date (but, for the avoidance of doubt, only if the Seventh Amendment Effective Date occurs).  As used herein, the term “Proportionate Share” shall mean, as to any Existing Lender, a percentage equal to a fraction the numerator of which is such Existing Lender’s Commitment (under and as defined in the Existing Credit Agreement) on the Seventh Amendment Effective Date immediately prior to giving effect to this Amendment and the denominator of which is the Aggregate Commitment (under and as defined in the Existing Credit Agreement) on the Seventh Amendment Effective Date immediately prior to giving effect to this Amendment.  The Seventh Amendment Fee will be payable in U.S. dollars in immediately available funds for the accounts of the Existing Lenders party hereto.  Once paid, such fee will not be refundable under any circumstances and will not be subject to any counterclaim or setoff, or otherwise affected by, any claim or dispute any party may have.  At the sole discretion of any Existing Lender party hereto, all or any portion of any such fee payable to it may be allocated to any of its affiliates or paid to any Lender or Lenders.

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5.Effect of this Amendment.

(a)Upon effectiveness of this Amendment, Schedule 2.1 to the Existing Credit Agreement shall be updated and replaced in its entirety with the Schedule 2.1 attached as Exhibit B hereto.  As of the Seventh Amendment Effective Date, after giving effect to the establishment of the increased Commitment pursuant to this Amendment:

i.	the Aggregate Commitment will be $1,000,000,000;

ii.	the Foreign Currency Commitment will be $185,000,000 (for avoidance of doubt, the Foreign Currency Commitment is part of, and not in addition to, the Aggregate Commitment);

iii.	the UK Sublimit will be $75,000,000 (for avoidance of doubt, the UK Sublimit is a part of, and not in addition to the Foreign Currency Commitment); and
iv.	the Canadian Sublimit will be $110,000,000 (for avoidance of doubt, the Canadian Sublimit is a part of, and not in addition to the Foreign Currency Commitment).

6.Post-Closing Requirements.  Within 15 days after the Seventh Amendment Effective Date (or such later date as the Administrative Agent may reasonably agree), the Borrower shall deliver, or cause to be delivered, to the Administrative Agent, updated insurance certificates and endorsements in accordance with Section 6.6 of the Credit Agreement.

7.No Waiver.  This Amendment is not intended to waive any rights and remedies of the Administrative Agent and the Lenders under the Amended Credit Agreement and the other Loan Documents, and all rights and remedies of the Administrative Agent and the Lenders thereunder shall remain reserved.

8.Binding Nature of Loan Documents; Reaffirmation of Guaranty and Security Agreement. Each Loan Party acknowledges and agrees as of the Seventh Amendment Effective Date that the terms, conditions and provisions of the Amended Credit Agreement and of each Loan Document to which it is a party are fully binding and enforceable agreements, and its obligations thereunder are not subject to any defense, counterclaim, set off or other claim of any kind or nature. Each Borrower hereby reaffirms and restates its duties, obligations and liability under the Amended Credit Agreement and each other Loan Document. Each Guarantor hereby reaffirms and restates its duties, obligations and liability under the Guaranty and Security Agreement and each other Loan Document to which it is a party.

9.Reference to the Loan Documents.  From and after the Seventh Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the “Credit Agreement”, “thereunder,” “thereof,” “therein” or words of like import in any other Loan Document, shall mean and be a reference to the Amended Credit Agreement.

10.Expenses.  Without in any way limiting the generality of Section 9.6 of the Amended Credit Agreement, the Borrowers, jointly and severally, hereby agree to pay to the Administrative Agent all of its reasonable and documented out-of-pocket legal fees and expenses incurred in connection with this Amendment, the Amended Credit Agreement and/or any other Loan Document, which amount shall be due and payable upon execution of this Amendment to the extent an invoice with respect thereto is provided to the Borrowers as set forth in Section 2 of this Amendment.

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11.Captions.  The captions or headings herein are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

12.Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.  Any executed counterpart of this Amendment delivered by facsimile or other electronic transmission to a party hereto shall constitute an original counterpart of this Amendment.  Delivery of an executed signature page counterpart hereof by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require Administrative Agent to accept electronic signature counterparts in any form or format and (y) Administrative Agent reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to any Loan Document and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.

13.No Other Modification.  Except as expressly amended by the terms of this Amendment, all other terms of the Existing Credit Agreement shall remain unchanged and in full force and effect.

14.Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY). The jurisdiction and waiver of jury trial provisions in Sections 15.2 and 15.3 of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis.

15.Non-Extending Lenders. Notwithstanding any provision in the Existing Credit Agreement to the contrary, upon the Seventh Amendment Effective Date, each Non-Extending Lender (in its capacity as an Existing Lender, but not in any other capacity) shall cease to be a Lender party to the Existing Credit Agreement (and, for the avoidance of doubt, shall not be a party to the Amended Credit Agreement (except to the extent that it shall subsequently become party thereto (a) pursuant to an assignment entered into with any Lender in accordance with the terms of the Amended Credit Agreement or (b) through other means in accordance with the terms and provisions of the Amended Credit Agreement) but shall continue to be entitled to the benefits of, and subject to, those provisions of the Amended Credit Agreement and the other Loan Documents which survive payment of the Obligations and termination of the applicable agreement).  Effective as of the Seventh Amendment Effective Date, the promissory note dated May 21, 2021 delivered to East West Bank shall be cancelled and shall have no further force or effect.

[The signature pages follow.]

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IN WITNESS WHEREOF, the Borrowers, the Guarantors, the Extending Lenders, the Non-Extending Lenders and the Administrative Agent have executed this Amendment as of the date first above written.

BORROWERS:

CL HOLDINGS, LLC, a Georgia limited liability company

By:	/s/ Christo D. Realov
Name:	Christo D. Realov
Title:	Chief Financial Officer

JEFFERSON CAPITAL SYSTEMS, LLC, a Georgia limited liability company

By:	/s/ Christo D. Realov
Name:	Christo D. Realov
Title:	Chief Financial Officer

JC INTERNATIONAL ACQUISITION, LLC, a Georgia limited liability company

By:	/s/ Christo D. Realov
Name:	Christo D. Realov
Title:	Chief Financial Officer

CFG CANADA FUNDING, LLC, a Delaware limited liability company

By:	/s/ Christo D. Realov
Name:	Christo D. Realov
Title:	Chief Financial Officer

[Jefferson Capital - Signature Page to Amendment No. 7]

GUARANTORS:

FMT SERVICES, LLC
JCIA HOLDINGS, LLC
JCIA SERVICING COMPANY LLC
MAJESTIC CAPITAL HOLDINGS, LLC
JCAP INTERMEDIATE LLC

By:	/s/ Christo D. Realov
Name:	Christo D. Realov
Title:	Chief Financial Officer

CREDIT LINK ACCOUNT RECOVERY SOLUTIONS LIMITED

By:	/s/ Anne McVicker
Name:	Anne McVicker
Title:	Director

[Jefferson Capital - Signature Page to Amendment No. 7]

CITIZENS BANK, N.A., as Administrative Agent, as an Extending Lender, as a Foreign Currency Lender and as the L/C Issuer

By:	/s/ Reese Henson
Name: Reese Henson
Title: Director

[Jefferson Capital - Signature Page to Amendment No. 7]

CAPITAL ONE, NATIONAL ASSOCIATION, as an Extending Lender and as a Foreign Currency Lender

By:	/s/ Austin Brown
Name: Austin Brown
Title: Director

[Jefferson Capital - Signature Page to Amendment No. 7]

DNB (UK) LIMITED,
as an Extending Lender and as a Foreign Currency Lender

By:	/s/ Craig Ramsay
Name: Craig Ramsay
Title: Authorised Signatory

By:	/s/ Kelly Sage
Name: Kelly Sage
Title: Authorised Signatory

[Jefferson Capital - Signature Page to Amendment No. 7]

FIRST HORIZON BANK, as an Extending Lender and as a Foreign Currency Lender

By:	/s/ Terence J. Dolch
Name: Terence J. Dolch
Title: Senior Vice President

[Jefferson Capital - Signature Page to Amendment No. 7]

ING CAPITAL LLC, as an Extending Lender and as a Foreign Currency Lender

By:	/s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By:	/s/ Alex Kreissman
Name: Alex Kreissman
Title: Director

[Jefferson Capital - Signature Page to Amendment No. 7]

KeyBank National Association, as an Extending Lender and as a Foreign Currency Lender

By:	/s/ Eric W. Domin
Name: Eric W. Domin
Title: SVP

[Jefferson Capital - Signature Page to Amendment No. 7]

REGIONS BANK, as an Extending Lender and as a Foreign Currency Lender

By:	/s/ Cole Shannon
Name: Cole Shannon
Title: Managing Director

[Jefferson Capital - Signature Page to Amendment No. 7]

Sumitomo Mitsui Banking Corporation, as an Extending Lender and as a Foreign Currency Lender

By:	/s/ Shane Klein
Name: Shane Klein
Title: Managing Director

[Jefferson Capital - Signature Page to Amendment No. 7]

Synovus Bank, as an Extending Lender and as a Foreign Currency Lender

By:	/s/ William Fridlender
Name: William Fridlender
Title: Director

[Jefferson Capital - Signature Page to Amendment No. 7]

TEXAS CAPITAL BANK, as an Extending Lender and as a Foreign Currency Lender

By:	/s/ Josh Mayfield
Name: Josh Mayfield
Title: Managing Director

[Jefferson Capital - Signature Page to Amendment No. 7]

Truist Bank, as an Extending Lender

By:	/s/ David Fournier
Name: David Fournier
Title: Managing Director

[Jefferson Capital - Signature Page to Amendment No. 7]

CTBC Bank Corp. (USA), as an Extending Lender

By:	/s/ Alvin Ngo
Name: Alvin Ngo
Title: Vice President

[Jefferson Capital - Signature Page to Amendment No. 7]

RAYMOND JAMES BANK, as an Extending Lender and as a Foreign Currency Lender

By:	/s/ Fern Lindsay
Name: Fern Lindsay
Title: Senior Vice President

[Jefferson Capital - Signature Page to Amendment No. 7]

Old National Bank, as an Extending Lender and as a Foreign Currency Lender

By:	/s/ Robert M. Swanson
Name: Robert M. Swanson
Title: Senior Vice President

[Jefferson Capital - Signature Page to Amendment No. 7]

Columbia Bank, as an Extending Lender

By:	/s/ Jessica Manning
Name: Jessica Manning
Title: VP, Client Solutions Manager

[Jefferson Capital - Signature Page to Amendment No. 7]

Bankers Trust Company, as an Extending Lender

By:	/s/ Nikola A. Prom
Name: Nikola A. Prom
Title: VP, Commercial Relationship Manager – Financial Institutions

[Jefferson Capital - Signature Page to Amendment No. 7]

Highland Bank, as an Extending Lender

By:	/s/ Jim Horton
Name: Jim Horton
Title: Senior Vice President

[Jefferson Capital - Signature Page to Amendment No. 7]

CITIBANK, N.A., as a Non-Extending Lender

By:	/s/ Marina Donskaya
Name: Marina Donskaya
Title: Vice President

[Jefferson Capital - Signature Page to Amendment No. 7]

East West Bank, as a Non-Extending Lender

By:	/s/ Brian Carbone
Name: Brian Carbone
Title: Managing Director

[Jefferson Capital - Signature Page to Amendment No. 7]